                                                                                                      Exhibit 23(j)

                                           Independent Auditors' Consent

The Board of Trustees
Oppenheimer Quest Opportunity Value Fund:

We consent to the use in this Registration Statement of Oppenheimer Quest Opportunity Value Fund, of our report dated November 21, 2001, included in the Statement of Additional Information, which is part of such Registration
Statement, and to the references to our firm under the headings "Financial Highlights" appearing in the
Prospectus, which is also part of such Registration Statement, and "Independent Auditors" appearing in the
Statement of Additional Information.

/s/ KPMG LLP
---------------
KPMG LLP

Denver, Colorado
February 25, 2002

                                                                                                      Exhibit 23(j)

                                           Independent Auditors' Consent

The Board of Trustees
Oppenheimer Small Cap Value Fund:

We consent to the use in this Registration Statement of Oppenheimer Small Cap Value Fund, of our report dated
November 21, 2001, included in the Statement of Additional Information, which is part of such Registration
Statement, and to the references to our firm under the headings "Financial Highlights" appearing in the
Prospectus, which is also part of such Registration Statement, and "Independent Auditors" appearing in the
Statement of Additional Information.

/s/ KPMG LLP
---------------
KPMG LLP

Denver, Colorado
February 25, 2002

                                                                                                      Exhibit 23(j)

                                           Independent Auditors' Consent

The Board of Trustees
Oppenheimer Quest Balanced Value Fund:

We consent to the use in this Registration Statement of Oppenheimer Quest Balanced Value Fund, of our report dated November 21, 2001, included in the Statement of Additional Information, which is part of such Registration
Statement, and to the references to our firm under the headings "Financial Highlights" appearing in the
Prospectus, which is also part of such Registration Statement, and "Independent Auditors" appearing in the
Statement of Additional Information.

/s/ KPMG LLP
---------------
KPMG LLP

Denver, Colorado
February 25, 2002